Supplement dated May 30, 2025
to the following statutory prospectus(es):
Nationwide Destination All American Gold, M&T All American Gold, Nationwide Destination All American Gold (2.0), Nationwide Destination All American Gold NY (2.0) and NLIC Options Plus dated May 1, 2025
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
Effective May 1, 2025, in Appendix A: Underlying Mutual Funds Available Under the Contract or Policy, for the Lincoln Variable Insurance Products Trust - LVIP American Century Inflation Protection Fund: Service Class, the value in the Current Expenses cell is deleted and replaced with the following: 0.72%
PROS-1002